UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2021 (October 6, 2020)

Transportation and Logistics Systems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34970	26-3106763
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5500 Military Trail, Suite 22-357

Jupiter, Florida 33458

(Address of Principal Executive Offices)

(833) 764-1443

(Issuer’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Forward Looking Statements

Statements in this report regarding Transportation and Logistics Systems, Inc., a Nevada corporation (the “Company”), and/or its wholly-owned subsidiaries, Prime EFS, LLC (“Prime EFS”), Shypdirect LLC (“Shypdirect”), Shyp FX, Inc., TLSS Acquisition, Inc., and Shyp CX, Inc., that are not historical facts, are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “intend,” “goal,” “seek,” “strategy,” “future,” “likely,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our Company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; the ultimate geographic spread, duration and severity of the coronavirus outbreak and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or ameliorate its effects; our failure to compete effectively in our highly competitive industry, which could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our inability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness, which could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic, social and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this report and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the Securities and Exchange Commission.

Section 2 – Financial Information

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Shypdirect’s PPP Loan

In its current report filed on Form 8-K dated October 6, 2020 (the “Oct. 6, 2020 8-K”), the Company stated that “[t]he failure by Shypdirect to pay taxes owed … constituted an event of default pursuant to the promissory note dated as of April 28, 2020, by and between M&T Bank and Shypdirect [“the Shypdirect PPP Note”] with respect to the loan received by Shypdirect under the Small Business Administration Paycheck Protection Program of the Coronavirus Aid, Relief and Economic Security Act of 2020 (the “Paycheck Protection Program”).” However, as a result of further analysis, the Company has concluded, in consultation with its professional tax advisors, that the forgoing statement was erroneous. Since its formation on July 24, 2018, Shypdirect has always been, and it still is, a single-member limited liability company (“LLC”). As a single member LLC, wholly-owned by Transportation and Logistics Systems, Inc. (“TLS”), Shypdirect is a disregarded entity for tax purposes and its revenues, expenses and other activities are integrated into and reported in TLS’s tax returns. As a result, Shypdirect did not have, and does not have, any obligation to file tax returns and/or to pay taxes for any year. Accordingly, no matter pertaining to taxes was an Event of Default under the Shypdirect PPP Note or could be claimed as an Event of Default under the Shypdirect PPP Note. Shypdirect intends to submit the foregoing information to M&T Bank imminently, in connection with its pending request to reapply for full forgiveness of the Shypdirect PPP Note.

The amount outstanding (principal and accrued interest) under the Shypdirect PPP Note as of March 31, 2021 was $509,574.

The Oct. 6, 2020 8-K is hereby amended and updated in accordance with the above.

Prime EFS’s PPP Loan

In the Oct. 6, 2020 8-K, the Company made a substantially identical disclosure to the above as regards Prime EFS — “[t]he failure by Prime EFS to pay taxes owed … constituted an event of default pursuant to the promissory note dated as of April 16, 2020, by and between M&T Bank and Prime EFS [“the Prime EFS PPP Note”] with respect to the loan received by Prime EFS under the Paycheck Protection Program.” However, for the reasons stated above, as to Shypdirect, the Company has concluded, in consultation with its professional tax advisors, that the forgoing statement was also erroneous as to Prime EFS. As a single member LLC, wholly-owned by TLS, Prime EFS is a disregarded entity for tax purposes and its revenues, expenses and other activities are integrated into and reported in TLS’s tax returns. As a result, Prime EFS did not have, and does not have, any obligation to file tax returns and/or to pay taxes for any year. Accordingly, no matter pertaining to taxes was an Event of Default under the Prime EFS PPP Note or could be claimed as an Event of Default under the Prime EFS PPP Note. On April 29, 2021, Prime EFS applied for $2,691,884 in forgiveness under the Prime EFS Note, i.e., the maximum amount of forgiveness for which Prime EFS is eligible. Prime EFS intends to submit the foregoing information to M&T Bank imminently, in connection with its pending application for partial forgiveness of the Prime EFS PPP Note.

The amount outstanding (principal and accrued interest) under the Prime EFS PPP Note as of March 31, 2021 was $2,969,416.

The Oct. 6, 2020 8-K is hereby amended and updated in accordance with the above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2021	TRANSPORTATION AND LOGISTICS SYSTEMS, INC.

	By:	/s/ John Mercadante
	Name:	John Mercadante
	Title:	Chief Executive Officer